UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 25, 2022

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)
(318) 388-9000
(Registrant’s telephone number, including area code)

Level 3 Parent, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1025 Eldorado Blvd.
Broomfield, Colorado	80021-8869
(Address of principal executive offices)	(Zip Code)
(720)
888-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered by Lumen Technologies, Inc. pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1.00 per share	LUMN	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Indicate by check mark whether any registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On July 25, 2022, Lumen Technologies, Inc. (“Lumen” or the “Company”) announced that it and its indirect wholly owned subsidiaries Level 3 Financing, Inc., a Delaware corporation (“Level 3 Financing”), and Embarq Florida, Inc., a Florida corporation (“Embarq Florida”), commenced cash tender offers, pursuant to which (i) Level 3 Financing has offered to purchase any and all of its outstanding 5.375% Senior Notes due 2025 (the “2025 Notes”) and 5.250% Senior Notes due 2026 (the “2026 Notes” and, together with the 2025 Notes, the “Any and All Notes”) (collectively, the “Any and All Tender Offers”) and (ii) Embarq Florida has offered to purchase its 7.125% Senior Notes due 2023 (the “2023 Notes”) and 8.375% Senior Notes due 2025 (the “8.375% 2025 Notes” and, together with the 2023 Notes, the “Embarq Notes”) and the Company has offered to purchase its outstanding 5.125% Senior Notes due 2026 (the “Lumen Notes” and, together with the Embarq Notes, the “Maximum Tender Notes” and together with the Any and All Notes, the “Notes”) (collectively, the “Maximum Tender Offers” and, together with the Any and All Tender Offers, the “Tender Offers”) up to an aggregate principal amount of Maximum Tender Notes that will not exceed $1,000,000,000 less the aggregate principal amount of Any and All Notes purchased on the early settlement date of the Tender Offers, if any (or, if no early settlement date, those purchased on the final settlement date), subject to an aggregate principal amount sublimit of $350,000,000 applicable to the Lumen Notes. There is no aggregate principal amount sublimit applicable to any other series of Notes. In conjunction with the Any and All Tender Offers, Level 3 Financing also commenced consent solicitations with respect to the indentures governing each of the 2025 Notes and 2026 Notes (the “Consent Solicitations”).
A copy of the Company’s press release announcing the commencement of the Tender Offers and Consent Solicitations is attached herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

99.1	Press Release dated July 25, 2022 announcing Tender Offers and Consent Solicitations.

104	Cover page formatted in Inline XBRL and contained in Exhibit 101.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc. and Level 3 Parent, LLC have duly caused this Current Report on Form
8-K
to be signed on their behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Dated: July 25, 2022	By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary

LEVEL 3 PARENT, LLC

Dated: July 25, 2022	By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President and General Counsel